BUSINESS ACQUISITIONS	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about business combination [abstract]
BUSINESS ACQUISITIONS

4.

BUSINESS ACQUISITIONS

Asset acquisition

On November 30, 2017, Yangpu Shuanghu Industrial Development Co., Limited, an indirect subsidiary of the Company, consummated its acquisition of approximately 98.32% and 1.68% of the issued and outstanding capital shares of Bayannaoer City Feishang Mining Company Limited (“Bayannaoer Mining”) from Feishang Enterprise and Shenzhen Chaopeng Investment Co., Ltd., respectively, each of which is a related party. The total cash consideration was CNY716,900.

Bayannaoer Mining was established in 2005 and engages in mineral exploration activities in Bayannaoer City, in the Inner Mongolia Autonomous Region of the PRC. In 2005, Bayannaoer Mining obtained 11 exploration rights from the Land and Resources Department of the Inner Mongolia Autonomous Region. Management subsequently determined to focus solely on exploration of Moruogu Tong Mine. At November 30, 2017, the underlying set of assets acquired was not capable of being conducted and managed as a business to generate revenue. As such, the Company determined that the acquisition of Bayannaoer Mining did not constitute a business combination for accounting purposes.

The details of the net assets of Bayannaoer Mining as at November 30, 2017 are as follows:

November 30, 2017
CNY

Cash and cash equivalents	631
Other current assets	361
Property, plant and equipment	336
Current liabilities	(611)

Net assets	717

An analysis of the cash flows in respect of the acquisition of Bayannaoer Mining in the year 2017 is as follows:

November 30, 2017
CNY

Cash consideration	(717)
Cash and bank balances acquired	631
Net cash outflows from the acquisition of Bayannaoer Mining	(86)